UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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ProLung, Inc.

(Name of Registrant as Specified In Its Charter)

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ProLung, Inc.

757 East South Temple, Suite 150 ● Salt Lake City, UT 84012

September 20, 2017

Dear Stockholder:

You are invited to attend the Annual Meeting of Stockholders of ProLung, Inc. scheduled to be held at 1:00 p.m., November 3, 2017, in the Milano Room at the Grand America Hotel at 555 Main Street, Salt Lake City, Utah 84101.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered and acted upon by stockholders.

Your vote is very important. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible by returning the enclosed proxy card. This will ensure representation of your shares at the Annual Meeting if you are unable to attend.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Steven C. Eror
Steven C. Eror
President and Chief Executive Officer

ProLung, Inc.

757 East South Temple, Suite 150 ● Salt Lake City, UT 84012

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

OF PROLUNG, INC.

Date:	November 3, 2017

Time:	1:00 p.m. local time

Place:	Grand America Hotel 555 Main Street, The Milano Room Salt Lake City, Utah 84101

Purposes:	1.	To elect two directors of ProLung, Inc. (the “Company”), to serve a three-year term until the 2020 Annual Meeting of the Company’s Stockholders and until their successors are duly elected and qualified;

	2.	To ratify the appointment of MaloneBailey, LLP to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2017;

	3.	To transact such other business that may properly come before the Annual Meeting and any adjournment thereof.

Who Can Vote:	Stockholders at the close of business on September 5, 2017.

How You Can Vote:	Stockholders may vote at the Annual Meeting, by mail, online or by phone.

By authorization of the Board

Steven C. Eror

President and Chief Executive Officer

September 20, 2017

Proxy Statement for the

Annual Meeting of Stockholders of

PROLUNG, INC.

To Be Held on November 3, 2017

i

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

OF

PROLUNG, INC.

November 3, 2017

OVERVIEW

Solicitation

This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Annual Report to Stockholders of ProLung, Inc. (the “Company” or forms of “we”) are being mailed on or about September 22, 2017, which is the approximate date on which this proxy statement and form of proxy are first being mailed or made available to the Company’s stockholders. The Board of Directors of the Company (the “Board”) is soliciting your proxy to vote your shares at the Annual Meeting of the Company’s Stockholders to be held on November 3, 2017 (the “Meeting”). The Board is soliciting your proxy in an effort to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides information to assist you in voting your shares.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. You are giving the individuals appointed by the Board as proxies (Steven C. Eror and Mark V. Anderson) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts, or custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Voting Information

Who is qualified to vote?

The Board has selected September 5, 2017 as the record date. You are qualified to receive notice of and to vote at the Meeting if you owned shares of common stock of the Company (the “Common Stock”) at the close of business on September 5, 2017.

How many shares of Common Stock may vote at the Meeting?

As of September 5, 2017, there were 30,892,512 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented at the Meeting.

What is the difference between a “stockholder of record” and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How can I vote at the Meeting?

You may vote in person by attending the Meeting. You may also vote your proxy by mail, by phone or online. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. To vote by phone use any touch tone telephone and dial 1 (866) 804-9616 and have your proxy card available and follow the voting instructions to vote your shares. To vote your proxy on the Internet go to www.aalvote.com/LUNG, have your proxy card and follow the prompts to vote your shares.

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What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1	—	FOR the election of Board’s two nominees for director with three-year terms expiring at the 2020 annual meeting of the Company’s stockholders.

Proposal 2	—	FOR the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2017.

What are my choices when voting?

Proposal 1	—	You may cast your vote in favor of up to two individual director-nominees. You may vote for fewer than two director-nominees if you choose. You may also abstain from voting.

Proposal 2	—	You may cast your vote in favor of, or against, such proposal. You may also abstain from voting.

How will my shares be voted if I do not specify how they should be voted?

If you execute the enclosed proxy card without indicating how you want your shares to be voted, the proxies appointed by the Board will vote as recommended by the Board and described previously in this section.

How will withheld votes, abstentions and broker non-votes be treated?

Withheld votes, abstentions and broker non-votes will be deemed as “present” at the Meeting, and will be counted for quorum purposes only.

Can I change my vote?

You may revoke your proxy before the time of voting at the Meeting in any of the following ways:

●	by mailing a revised proxy card to the President and Chief Executive Officer of the Company; or

●	by voting in person at the Meeting.

What vote will be required to approve each proposal?

Proposal 1 provides that the two director-nominees who receive the most votes for his election will be elected as directors of the Company. Withheld votes, abstentions and broker non-votes will have no effect on the voting results of Proposal 1.

Proposal 2 will be approved if the number of votes cast, in person or by proxy, in favor exceeds a majority of the shares of Common Stock entitled to vote on the Proposals. Withheld votes, abstentions and broker non-votes will be the equivalent of a vote against Proposal 2.

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What are broker non-votes?

Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Meeting. Broker non-votes will be the equivalent of votes against Proposal 2.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters if they do not receive instructions from their customers.

The ratification of the independent registered accounting firm is considered a routine matter for which brokerage firms may vote unvoted shares. The election of directors is not considered a routine matter under current securities rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” It should be noted that securities rules previously considered the election of directors to be a “routine” matter for which brokerage firms could vote in the election of directors if the record holder had not received instructions on how to vote from the beneficial owner. Accordingly, given this recent change, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

Individuals designated by the Board will count the votes and serve as inspectors of election. The inspectors of election will be present at the Meeting.

Who will pay the cost of this proxy solicitation?

The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

How are proxies being solicited for use at the Meeting?

All solicitations on behalf of the Board will be preceded by this Proxy Statement. Officers, directors and employees of the Company may, for no additional consideration contact stockholders by telephone, e-mail or similar means in order to encourage them to send in proxies.

How are proxy materials being delivered?

Proxy materials are being delivered to all holders by mail.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on November 3, 2017. The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2016 are available on the Internet at www.viewproxy.com/ProLung/2017.

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PROPOSAL 1

ELECTION OF DIRECTORS

Composition of the Board

The Board currently consists of six directors. All directors serve a three-year, staggered term, with two of the current six directors being subject to re-election each year.

The current composition of the Board is:

●	Todd Morgan, Chairman

●	Steven C. Eror

●	Robin L. Smith

●	Robert W. Raybould

●	John C. Ruckdeschel

●	J. Scott Nixon

The Board recommends that stockholders vote FOR both nominees listed below.

Nominees for Election as Directors

At the Meeting, the Company proposes to elect two directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors have been elected and have qualified. The two nominees of the Board for election at the Meeting are Robert W. Raybould and Todd Morgan. Both nominees are currently serving as a director of the Company and have consented to be named as a nominee. Stockholders voting in person or by proxy at the Meeting may only vote for two nominees. If, prior to the Meeting, any of the nominees becomes unable to serve as a director, the Board may designate a substitute nominee. In that event, the persons named as proxies intend to vote for the substitute nominee designated by the Board.

The Board believes that both Mr. Raybould and Mr. Morgan possess the experience and qualifications that directors of the Company should possess, as described in detail below, and that the experience and qualifications of each nominee compliments the experience and qualifications of the other nominee and directors. The experience and qualifications of each nominee and other members of the Board, including information regarding the specific experience, qualifications, attributes and skills that led the Board, to conclude that he or she should serve as a director of the Company at the present time, in light of the Company’s business and structure, are set forth on the following pages.

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Robert W. Raybould, age 81. Mr. Raybould has served as one of our directors since January 2012. Mr. Raybould began his career in the U.S. Army and Eastman Kodak and became a financial planner. In 1971, he co-founded Realvest (a real estate investment company) and then sold its holdings between 1981 and 1984. Realvest again syndicated real estate in the early 1990’s and sold in 1997. In 1987, Mr. Raybould assisted in founding TRI Capital Corporation (a mortgage-banking firm) and served as a member of its Board of Directors until 2005. In 1995, he assisted in the formation of DTM Research, LLC and served as Chairman of the Board from its formation until 2006. In 1999, he founded Greenhill Financial (now Arlington Value Capital, LLC) and served as one of its managing partners until 2006. From 2007 to present, Mr. Raybould has been actively investing in companies. Mr. Raybould holds a BS in Banking and Finance and an MBA from the University of Utah.

We believe that Mr. Raybould is well qualified to serve as a director due to his extensive experience in finance.

Todd Morgan, age 65. Mr. Morgan has served as one of our directors since January 2014 and was appointed the Chairman of the Board in April 2016. He began his career with The West Bend Company in the sales department and served as the District Manager from 1974 to 1981. He started Morgan Industries in 1982. Morgan Industries owns Morgan Pavement Inc. (an asphalt paving and maintenance company). Morgan Industries Inc. also owns Nurock Asphalt (a company which currently manufactures and sells asphalt maintenance products). Mr. Morgan currently serves as Chairman of the Board of Morgan Industries Inc. In 2008, Mr. Morgan formed MPM Investment Group LP and currently serves as general partner and manager. Mr. Morgan served on the Board of Directors of America West Bank from 2004 to 2009. Mr. Morgan is also serving on the Board of Directors of Ellison Ranching Company. We believe that Mr. Morgan is well qualified to serve as a director due to his extensive experience in business management.

The Board believes that Mr. Morgan’s business education, expertise, and extensive operational and financial experience qualify him for service as a member of the Board.

DIRECTORS WHOSE TERMS OF OFFICE CONTINUE

Steven C. Eror, age 64 Mr. Eror has 26 years of executive experience in the following areas: medical device, drug development, molecular modeling, biopharmaceuticals, information technology and manufacturing in public, private and emerging companies. He is our Chief Executive Officer, President and Director in February 2005. Mr. Eror served as Chief Executive Officer of MacroMed, Inc. (which focuses on injectable and oral drug delivery, breast and esophageal cancer therapeutics, analgesics and immunotherapy) from 2002 to 2004. He also served as the Chief Executive Officer of Consonus (an IT application service provider with operations throughout the western U.S.) from 2000 to 2001. Mr. Eror was the Chief Financial Officer of Pharmadigm (which focuses on injectable anti-inflammatory for severe burns, asthma and wound healing) from 1996 to 2000. Prior to this, he was Chief Financial Officer of Evans and Sutherland Computer Corporation (NASDAQ: ESCC) (which focuses on simulation technology including molecular modeling) from 1994 to 1996. In addition, he has held senior development, financial and management positions at Guardian Industries and Ford Motor Company. He has served as an adjunct Professor of Finance at the David Eccles Graduate School of Business, University of Utah where he received a BA in Economics and French and an MBA. Mr. Eror’s term as director expires in 2019.

We believe that Mr. Eror is well qualified to serve as a director and officer due to his extensive experience as an executive of medical and technology companies.

Mr. Eror is the father-in-law of Michael Garff, the Company’s Chief Operating Officer.

John C. Ruckdeschel MD, age 71. Dr. Ruckdeschel has served as one of our directors since May 2016 and is chairman of our Science and Technology Committee. Dr. John C. Ruckdeschel currently serves as the director of the Cancer Institute and Ergon Chair of Cancer Research at the University of Mississippi Medical Center as Cancer Institute. Dr. Ruckdeschel also served on the Health Advisory Board from 2010 to 2012 at the University Medical Center of Southern Nevada. Previously, Dr. Ruckdeschel served as the Medical Director of Clinical Oncology at Intermountain Healthcare in Salt Lake City, Utah. In 2009, Dr. Ruckdeschel joined the Nevada Cancer Institute, where he worked until 2011 when he joined Intermountain Healthcare. In 2001, Dr. Ruckdeschel became Chief Executive officer and Director of Karmanos Cancer Institute in Detroit, Michigan. Dr. Ruckdeschel served on the staff at Albany Medical College for a decade beginning in 1991, before he assumed the role of Chief Executive Officer and Director of the Moffitt Cancer Center in Tampa, Florida. Dr. Ruckdeschel received his B.S. degree in Biology from Rensselaer Polytechnic Institute and his MD from Albany Medical College in New York. He trained as an intern at John Hopkins Medical Center, fulfilled a residency at Boston’s Beth Israel Hospital and completed a fellowship at the National Cancer Institute in Washington D.C. Dr. Ruckdeschel is a fellow of the American College of Physicians as well as the American College of Chest Physicians. Dr. Ruckdeschel has also written and co-written more than 350 publications, book chapters and abstracts, and has given more than 250 invited presentations. Mr. Ruckdeschel’s term as director expires in 2018.

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We believe that Dr. Ruckdeschel is well qualified to serve as a director due to his extensive experience as a director and officer of medical organizations.

Robin L. Smith, MD MBA, age 51. Dr. Smith has served as one of our directors since February 2017. Dr. Smith has extensive experience serving in executive and board-level capacities for various medical enterprises and health care–based entities. She currently is Chairman of the Board of Directors of MYnd Analytics (NASDAQ: MYND, formerly CNS Response), serves on the Board of Directors of Rockwell Medical (NASDAQ: RMTI), the advisory board of Hooper Holmes (OTCQX: HPHW) and is co-chairman of the Life Sci advisory board on gender diversity. She is Vice President and member of the Board of Directors of the Science and Faith STOQ Foundation in Rome and serves on Sanford Health’s International Board and the Board of Overseers at the NYU Langone Medical Center in NYC. She previously served on the Board of Trustees of the NYU Langone Medical Center and is a past Chairman of the Board of Directors for the New York University Hospital for Joint Diseases and was on the board of directors of Signal Genetics (NASDAQ: SGNL) and BioXcel Corporation.Dr. Smith earned a B.A. from Yale University, an MBA from The Wharton School University of Pennsylvania, and an M.D. from Yale University School of Medicine. Ms. Smith’s term as director expires in 2019.

We believe that Dr. Smith is well qualified to serve as a director due to her extensive experience as a director of medical device and biotechnology companies.

J. Scott Nixon, age 57. Mr. Nixon, a Certified Public Accountant, has served as one of our directors since November 2016. Mr. Nixon retired in 2015 as a partner with PricewaterhouseCoopers (PwC) where he spent over 31 years in various roles including Office Managing Partner and engagement partner over public and private companies in many industries. His career involved providing audit and business advisory services. Mr. Nixon was involved in numerous complex filings with the Securities and Exchange Commission on behalf of his clients. In 2007, Mr. Nixon returned from a four-year assignment in São Paulo, Brazil where he represented various interests of the PwC global firm to the 18-member firms in South and Central America, and led the implementation and compliance of the Sarbanes-Oxley requirements in those countries. Mr. Nixon serves on several boards of directors, including Deseret Trust Company as a member of the Audit and Executive Committees since 2015 and Utah State University Board of Trustees, as Chairman of the Audit Committee since 2011. Mr. Nixon is currently a Trustee, Vice Chairman and a member of the Executive Committee of MountainWest Capital Network and is a National Association of Corporate Directors (NACD) Governance Fellow. He holds both a BA and Master of Accounting from Utah State University. Mr. Nixon’s term as director expires in 2018.

We believe that Mr. Nixon is well qualified to serve as a director due to his extensive experience as a public accountant.

EXECUTIVE OFFICERS

In addition to Steven C. Eror, the President and Chief Executive Officer of the Company, whose biographical information is set forth above, the following individuals serve as executive officers of the Company.

Mark V. Anderson, age 49. Mr. Anderson, became our Chief Financial Officer in June 2017. Prior to joining us, Mr. Anderson was a partner with Eide Bailly LLP and previously Hansen, Barnett and Maxwell, both public accounting firms. During Mr. Anderson’s 24 years in public accounting his roles included Quality Control Director and engagement partner over public and private companies in many industries, including work on filings with the Securities and Exchange Commission on behalf of his clients. Mr. Anderson holds both a Bachelor of Science and Masters of Professional Accounting degree from Weber State University.

Michael Garff, age 34. Mr. Garff has served as our Chief Operating Officer since May 2009. Prior to joining us, he worked at the Pierre Lassonde New Venture Development Center where he served as a Director from 2007 to 2009. Mr. Garff worked as a business analyst for the Biomedical Informatics Department of the University of Utah from 2008 to 2009. Mr. Garff was a project manager at US Bank from 2005 to 2008. Mr. Garff received a BA in Business Finance and an MBA from the University of Utah.

Mr. Garff is the son-in-law of Steven C. Eror, the Company’s President and Chief Executive Officer.

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Jeff O’Driscoll, MD, age 55. Dr. O’Driscoll became our Chief Medical Officer in March 2015. He served as one of our directors from August 2015 to May 2017. Dr. O’Driscoll has practiced as an emergency physician since 1992, first with Salt Lake Emergency Physicians and then with Utah Emergency Physicians, LLC. Since 2004, Dr. O’Driscoll has served as an Assistant Adjunct Professor at the University of Utah College of Medicine. Since 2008, Dr. O’Driscoll has served as the Medical Director of the Valley Emergency Communication Center (the 911 Call Center for Salt Lake Valley). From 2010 to 2013, Dr. O’Driscoll was the Chairman and Chief Executive Officer of Dolor Technologies, LLC, which markets and sells a medical device co-invented by Dr. O’Driscoll for treating migraine headaches. Dr. O’Driscoll earned a BS in Microbiology from Brigham Young University and an M.D. from the University of Utah College of Medicine.

Rex Yung, MD, age 60. Dr. Yung has served as our Chief Science Officer since August 2017. Dr. Yung was in the pulmonary and critical care division at The Greater Baltimore Medical Center, where he has served from August 2014 to July 2017. Previous to that, Dr. Yung served from January 2000 until December 2013 as the Director of Pulmonary Oncology and Director of Bronchoscopy at Johns Hopkins University School of Medicine, appointed jointly to the Departments of Medicine and Oncology. He remains an adjunct faculty in the department of oncology at the Johns Hopkins University school of Medicine. Dr. Yung had served as an Assistant Professor of Medicine at the University of Southern California, Division of Pulmonary and Critical Care Medicine from 1995 to 1999 and as an Instructor of Clinical Medicine at the University of California, San Francisco from 1994 to 1995 where he had obtained his fellowship training in pulmonary and critical care medicine. Dr. Yung is a Fellow on the American College of Chest Physicians (FCCP) and a fellow of the Asian Pacific Society of Respirology (FAPSR). He is board certified in Internal Medicine, Pulmonary Disease and Critical Care Medicine and had served on the executive and editorial boards of the American Association of Bronchology and Interventional Pulmonology (AABIP) and the Journal of Bronchology and Interventional Pulmonology, he was treasurer and executive board member of the World Association of Bronchology and Interventional Pulmonology (WABIP). He has also held leadership positions on various other national and international medical societies (ACCP, APSR). Dr. Yung is the co-founder of Achel AI – an artificial intelligence medical analytics company focusing on selection and matching of sponsors of clinical trials with researchers and patients, based in Sweden, and he has been a key clinical advisor to multiple medical technology device and analytic companies including PneumRx (BTG), Sanovas Inc, Olympus Endoscopy, Uptake Medical, Reframe Health (CN). Dr. Yung graduated from Harvard University with a BA (cum laude) in Biology and received his MD from the University of California at Los Angeles (UCLA).

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CORPORATE GOVERNANCE

Board Composition

Our bylaws provide that the Board shall consist of one or more members, with such number to be determined by the Board. The whole Board currently consists of six members. In accordance with our Amended and Restated Certificate of Incorporation, our Board is divided into three classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are currently divided among the three classes as follows:

●	The Class I directors are Robert W. Raybould and Todd Morgan. Their terms will expire at the annual meeting of stockholders to be held on November 3, 2017;

●	The Class II directors are John C. Ruckdeschel and J. Scott Nixon. Their terms will expire at the annual meeting of stockholders to be held in 2018; and

●	The Class III directors are Robin L. Smith and Steven C. Eror. Their terms will expire at the annual meeting of stockholders to be held in 2019.

We expect that any additional directorships resulting from an increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and stockholders’ meetings. The Board met eight times during 2016 and approved a number of matters by written consent. All directors attended at least 75% of the meetings of the Board, and all members of a committee of the Board attended at last 75% of the meetings of that committee, during the year ended December 31, 2016.

The Board does not have a policy requiring that directors attend annual meetings. The Company did not hold an annual meeting in 2016; however, all directors expect to attend the upcoming annual meeting of the Company to be held on November 3, 2017.

Involvement in Legal Proceedings

To our knowledge, none of our directors or executive officers has, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Board Leadership Structure and Role in Risk Oversight

Mr. Todd Morgan currently serves as the Chairman of the Board. The Board believes that the separate roles of Chairman of the Board and chief executive officer currently provides the preferred form of leadership for the Company. The Board believes that the depth of Mr. Morgan’s business education, expertise, and executive management, leadership and entrepreneurial experience qualify him for service as Chairman of the Board. The Company also benefits from Mr. Morgan’s extensive operational and financial experience and knowledge.

The Board believes that no single leadership model is appropriate for all companies at all times. The Board recognizes that, depending on the circumstances, other leadership models, such as having the same person serve as Chairman and Chief Executive Officer may be appropriate. Based upon the Company’s future needs and resources, the Board may determine to modify the existing leadership structure in the future.

The Board is involved in assessing and managing risks that could affect the Company. One of the roles of the Board is to periodically assess the processes utilized by management with respect to risk assessment and risk management, including identification by management of the principal risks of the Company’s business, and the implementation by management of appropriate systems to deal with such risks. The Board fulfills these responsibilities either directly or, as appropriate, through delegation to individual directors or committees.

The Audit Committee is generally responsible for oversight of risks such as those relating to the quality and integrity of the Company’s financial reports and the independence and qualifications of the Company’s independent registered public accounting firm.

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Risks of Employee Compensation Program

The Company’s management and the Compensation Committee have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers. Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on the Company.

Director Independence

We have applied to have our Common Stock listed on the NASDAQ Capital Market. Under the NASDAQ Stock Market LLC, or NASDAQ, Marketplace Rules, or the NASDAQ Listing Rules, independent directors must comprise a majority of our Board as a public company within one year of listing. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Robert W. Raybould, Todd Morgan, John C. Ruckdeschel, J. Scott Nixon, and Robin L. Smith representing five of our six directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the NASDAQ Listing Rules. Our Board has determined that Steven C. Eror is not independent under the applicable rules and regulations of the SEC and the NASDAQ Listing Rules. In making this determination with respect to non-employee directors, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Clark Campbell, Dennis Tulane, Richard McKeown, Jeffrey S. O’Driscoll, and Tim Treu all previously served as directors during at least part of 2016. During their time as directors, Richard McKeown, Tim Treu and Jeffrey S. O’Driscoll were not independent due to material employment or consulting arrangements with the Company. Dennis Tulane and Clark Campbell were independent.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Our Board has also established a Science and Technology Committee consisting of directors, employees and consultants. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees to facilitate the management of our business. Additional information about composition and functions of our Audit Committee, Compensation Committee and Nominating and Governance Committee is provided below.

Audit Committee

The Audit Committee is responsible for assisting our Board in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention, termination and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee. The Audit Committee also prepares the Audit Committee report that the SEC requires to be included in our annual proxy statement.

Our Audit Committee consists of J. Scott Nixon, Todd Morgan and Robert W. Raybould. Our Board has determined that Mr. Nixon, Mr. Morgan and Mr. Raybould are independent under the NASDAQ Listing Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The chair of our Audit Committee is Mr. Nixon. Our Board has determined that Mr. Nixon is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulations S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements, in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Board has adopted a written Audit Committee Charter, a copy of which is available on the Company’s Internet website, www.prolunginc.com. The Audit Committee met four times during 2016.

The Report of the Audit Committee is set forth on page 13 of this Proxy Statement.

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Compensation Committee

The Compensation Committee approves the compensation objectives for the Company, the compensation of the chief executive officer and approves, or recommends to our Board for approval, the compensation for other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

Our Compensation Committee consists of Mr. Nixon, Mr. Morgan and Mr. Raybould. Our Board has determined that J. Scott Nixon, Todd Morgan and Robert W. Raybould are independent under the NASDAQ Listing Rules, are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the US Internal Revenue Code of 1986, as amended, or Section 162(m). The chair of our Compensation Committee is Mr. Raybould.

The Board has adopted a written Compensation Committee Charter, a copy of which is available on the Company’s Internet website, www.prolunginc.com. The Compensation Committee was formed in 2017, and as such did not meet in 2016.

Nominating and Governance Committee

The Nominating and Governance Committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. In addition, the Nominating and Governance Committee is responsible for developing and recommending corporate governance guidelines to our Board, as applicable to the Company.

Our Nominating and Governance Committee consists of Dr. Smith and Dr. Ruckdeschel. The chair of our Nominating and Governance Committee is Dr. Smith. Each member of the Nominating and Governance Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, an independent director and is free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by our Board in accordance with the applicable NASDAQ Listing Rules.

The Board has adopted a written Nominating and Governance Committee Charter, a copy of which is available on the Company’s Internet website, www.prolunginc.com. The Nominating and Governance Committee was formed in 2017, and as such did not meet in 2016.

Nomination Process

The policy of the Nominating and Governance Committee is to consider properly-submitted stockholder recommendations for candidates to serve as directors of the Company.

When seeking candidates for director, the Nominating and Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the Nominating and Governance Committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The Nominating and Governance Committee may also ask the candidate to meet with Company management or other members of our Board. If the Nominating and Governance Committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the Nominating and Governance Committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend to the full Board that candidate’s election. To date, the Nominating and Governance Committee has not engaged a professional search firm to assist in identifying candidates for service on the Board.

Although no formal diversity policy is in place, in performance of its duties the Board believes that the backgrounds and qualifications of the Board, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will enable the Board to fulfill its responsibilities. Therefore, the Nominating and Governance Committee considers diversity in identifying nominees for directors, as described in more detail below. In this regard, the Board views diversity in a broad sense, including on the basis of business experience, industry knowledge and experience, public service experience, gender and ethnicity.

Before nominating a sitting director for reelection at an annual stockholder meeting, the Nominating and Governance Committee will consider the director’s performance on the Board and whether the director’s reelection would be in the best interests of the Company’s stockholders and consistent with the Company’s corporate governance guidelines and the Company’s continued compliance with its contractual obligations and applicable law, rules and regulations.

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The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company’s business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company’s business. When considering candidates for director, the Nominating and Governance Committee takes into account a number of factors, including the following:

●	Independence from management;

●	Age, gender and ethnic background;

●	Relevant business experience;

●	Judgment, skill and integrity;

●	Existing commitments to other businesses;

●	Potential conflicts of interest;

●	Corporate governance background;

●	Financial and accounting background;

●	Executive compensation background; and

●	Size and composition of the existing Board.

The Nominating and Governance Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Under the Company’s policy on stockholder recommendations, it is obligated only to accept recommendations from persons or groups who have held 5% or more of the Company’s common stock for more than a year, and only one nominee from each such group. Stockholders wishing to suggest a candidate for director should write to ProLung, Inc., Attn: Nominating Committee Chair, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012 and include the following:

●	The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the Nominating and Governance Committee;

●	The class and number of shares of Common Stock owned by the stockholder as of the record date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and the length of time such stockholder has held such shares;

●	The name, age and address of the candidate;

●	A description of the candidate’s business and educational experience;

●	The class and number of shares of Common Stock, if any, owned by the candidate, and length of time such candidate has held such shares;

●	Information regarding each of the foregoing criteria the Nominating and Governance Committee generally considers, other than the factor regarding Board size and composition, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;

●	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;

●	A description of any relationship or understanding between the stockholder and the candidate; and

●	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

The Nominating and Governance Committee did not receive any nominations from any stockholders for the 2017 annual meeting.

Stockholder Communications with the Board

Stockholders and other interested parties may communicate with one or more directors or the non-management directors as a group in writing by regular mail. The following address may be used by those who wish to send such communications by regular mail:

Board of Directors or Name of Individual Director(s)

c/o President and Chief Executive Officer

ProLung, Inc.

757 East South Temple, Suite 150

Salt Lake City, Utah 84012

Compensation Processes and Procedures

Compensation is determined by our Compensation Committee in accordance with the Compensation Committee Charter. Compensation decisions are based upon the Compensation Committee’s subjective determination of what salaries the Company can afford with its limited resources and what level of equity-based compensation is necessary to attract and retain key personnel. Based upon the subjective knowledge of the industry and other public companies, the Company believes that its salaries currently in place or proposed for its executive officers are at market for early stage biotechnology companies; however the Board of Directors has conducted no formal survey or comparison.

Steven C. Eror consults with the Compensation Committee about compensation of individuals other than himself. The Compensation Committee cannot delegate its authority.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee provides oversight of the Company’s accounting and financial reporting processes, systems of internal accounting and financial controls and the audits of the Company’s financial statements. The Audit Committee reviewed with the Company’s independent registered public accounting firm and management the financial information included in the Company’s audited financial statements. All members of the Audit Committee are “independent,” as defined in the Marketplace Rules of The Nasdaq Stock Market.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards in the United States of America and for expressing an opinion on those financial statements based on its audit. The Audit Committee reviews these processes on behalf of the Board.

In connection with the financial statements for the year ended December 31, 2016, the Audit Committee has:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with MaloneBailey, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board (the “PCAOB”); and

(3)	received the written disclosure and letter from MaloneBailey, LLP regarding the auditors’ independence required by PCAOB Standards, and has discussed with the independent auditors the independent auditor’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission. The Board approved this inclusion.

The Audit Committee

J. Scott Nixon, Chair

Todd Morgan

Robert W. Raybould

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MANAGEMENT COMPENSATION

Executive Compensation.

Summary Table. The following table provides details with respect to the total compensation of our named executive officers during the years ended December 31, 2016 and 2015. Our named executive officers are (a) each person who served as our Chief Executive Officer during 2016, (b) the next two most highly compensated executive officers serving as of December 31, 2016 whose total compensation exceeds $100,000 and (c) any person who could have been included under (b) except for the fact that such persons were not an executive officer on December 31, 2016.

Compensation Table for Executives

Name & Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total

Steven C. Eror,	2016	$290,000	$-	$-	$-	$290,000
President and Chief Executive Officer	2015	250,000	-	-	-	250,000

Michael Garff,	2016	144,000	-	-	-	144,000
Chief Operating Officer	2015	144,000	-	-	-	144,000

Employment Agreements

Effective August 1, 2013, we entered into an employment agreement contract with Steven C. Eror, our President and Chief Executive Officer, which employment was amended on March 29, 2017, effective August 1, 2016. This agreement, as amended, provides for an annual salary of $290,000. As incentive compensation, the employment agreement provides that Mr. Eror will be granted a stock option with a 10-year term and an exercise price equal to the greater of $1.50 per share, and the fair market value of the Common Stock, which shall vest with respect to a number of shares dependent upon when, or if, FDA approval is obtained for the marketing of the Company’s products:

●	1,200,000 shares if FDA approval is obtained on or before January 1, 2018;

●	900,000 shares if FDA approval is obtained after January 1, 2018 and on or before July 1, 2018;

●	600,000 shares if FDA approval is obtained after July 1, 2018 and on or before January 1, 2019;

●	300,000 shares if FDA approval is obtained after January 1, 2019 and on or before January 1, 2020.

The employment agreement also has customary provisions for other benefits and reimbursement of expenses and includes protective provisions in favor of the Company, such as 24-month non-competition and non-solicitation provisions and invention assignment provisions. The term of the agreement was extended by the amendment until August 1, 2019, and will be automatically extended for successive one-year periods unless either party to the agreement objects to such extension by written notice to the other party at least 180 days prior to the expiration of the initial term or any extension term. The agreement may also be terminated for cause. The agreement provides for a severance payment to Mr. Eror upon the termination of his employment as follows (a) an amount equal to one-half of the base salary in effect on the date of the termination of the agreement to be paid in cash over six months, and (b) an amount equal to one-half of the base salary in effect on the date of termination to be paid in shares of Common Stock, at fair market value. The agreement does not include any additional or different provisions addressing change of control events.

Effective August 1, 2013, we entered into an employment contract with Michael Garff, our Chief Operating Officer. This contract provides for an annual salary of $144,000 plus incentive compensation of up to 300,000 shares of Common Stock and up to $30,000 in cash upon the receipt of regulatory approval in Europe and the United States. The employment contract also has customary provisions for other benefits and reimbursement of expenses and includes protective provisions in favor of the Company, such as 12-month non-competition and non-solicitation provisions and invention assignment provisions. The term of the agreement is for a period of three years, and the agreement does not include any severance or change of control provisions. This agreement has currently expired.

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2016 Equity Awards

There were no equity awards granted to either of the named officers during the year ended December 31, 2016. On August 24, 2017, we granted Mr. Eror an award consistent with the terms of his employment agreement, provided that the exercise price of said option was $1.00 per share.

2016 and 2017 Bonus Compensation

No bonuses were paid to the named officers in or with respect to 2015 or 2016. None of the named executive officers participate in a non-equity incentive plan.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2016, there are no outstanding equity awards for either of the named officers.

Equity Incentive Plan

Our board of directors adopted the Incentive Plan in April 2017, and our stockholders approved the Incentive Plan in June 2017. The Incentive Plan authorizes the Board or Compensation Committee to grant incentive stock options, non-incentive stock options, stock bonuses, restricted stock, and performance-based awards. The total number of initial shares of Common Stock that will be authorized for issuance under the Incentive Plan is 4,000,000 shares; provided, however, that the foregoing number of authorized shares will automatically increase on January 1st of each year, for ten consecutive years, commencing on January 1, 2018, by the lesser of (i) 320,000 shares of Common Stock (i.e., 8% of the shares of the shares originally authorized to be issued), and (ii) such number of shares of Common Stock (if any) as the Board may earlier designate in writing. If the automatic increases are not limited by the Board, there will be 7,200,000 shares of Common Stock authorized under the Incentive Plan in January 1, 2027.

Grants under the Incentive Plan may, at the discretion of the Board of Compensation Committee, be awarded to directors, officers and employees and non-employee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. We currently have five non-employee directors, one director that is also an employee and 17 other employees and officers, and an indeterminable number of consultants and advisers who are eligible to receive grants under the Incentive Plan.

Termination/Change of Control Provisions of Employment Agreements

The employment agreements with the named executive officers of the Company do not include any provisions providing for payments upon a change of control. Mr. Eror’s employment agreement provides for a severance payment to Mr. Eror upon the termination of his employment as follows (a) an amount equal to one-half of the base salary in effect on the date of the termination of the agreement to be paid in cash over six months, and (b) an amount equal to one-half of the base salary in effect on the date of termination to be paid in shares of Common Stock, at fair market value. The agreement does not include any additional or different provisions addressing change of control events.

Compensation of Non-Employee Directors

Summary Table. The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our non-executive directors for all services rendered in all capacities to our company, or any of its subsidiaries, for the year ended December 31, 2016:

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Compensation Table for Non-Executive Directors

Name & Principal Position	Fees Earned or Paid		Stock Awards	Option Awards	Other Compensation	Total
Robert W. Raybould, Director	$-		$-	$-	$-	$-
Dennis Tulane, Former Director	$-		$-	$-	$-	$-
Clark Campbell, Former Director	$-		$-	$-	$-	$-
Tim Treu, Former Director	$48,000	[1]	$-	$-	$-	$48,000
Todd Morgan, Director	$-		$-	$-	$-	$-
Richard McKeown, Former Director	$-		$-	$-	$-	$-
Jeffrey S. O’Driscoll, Former Director	$113,000	[2]	$-	$-	$-	$113,000
John C. Ruckdeschel, Director	$-		$-	$-	$-	$-
J. Scott Nixon, Director	$-		$-	$-	$-	$-

(1)	Effective April 30, 2015, Mr. Treu entered into a consulting agreement with the Company to provide marketing services on behalf of the Company, including serving as the Chief Marketing and Sales Officer of the Company. Pursuant to this consulting agreement, Mr. Treu earned $112,000 during the period from April 30, 2015 through December 31, 2016.

(2)	Effective March 9, 2015, Dr. O’Driscoll entered into a consulting agreement with the Company to provide medical advisory services on behalf of the Company, including serving as the Chief Medical Officer of the Company. Pursuant to this consulting agreement, Dr. O’Driscoll earned $113,000 during the period from March 9, 2015 through December 31, 2016. Effective May 9, 2017, Dr. O’Driscoll resigned as a director.

Director Compensation Arrangements

No fixed compensation program applied to the directors of the Company during 2016 (as any previously approved program was suspended). Beginning with respect to the quarter ending September 30, 2017, the Board of Directors has adopted the following compensation program for directors:

Cash Compensation. The cash compensation structure for the Board is as follows:

●	Each director (including executives serving as directors): $48,000 per year,

●	Chairman of the Board: an additional $25,000 per year,

●	Chairman of the Audit Committee: an additional $25,000 per year

●	Chairman of Nominating Committee, Compensation Committee or Science Committee: an additional $12,000 per year.

All amounts are paid quarterly in arrears on a prorated basis.

Equity Compensation. The annual stock option policy, which is subject to suspension or modification at any time by the Compensation Committee or the Board of Directors, anticipates annual grants by the Compensation Committee of the follow number of options to purchase common stock:

●	Each director: 20,000 options per year,

●	Chairman of the Board: an additional 40,000 options per year,

●	Chairman of the Audit Committee: an additional 20,000 options per year,

●	Chairman of Nominating Committee, Compensation Committee or Science Committee: an additional 10,000 options per year.

Options will have an exercise price equal to or above the fair market value of the common stock on the date of grant and a 10-year term.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, none of the following parties has, since January 1, 2016, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

●	Any of our directors or officers,

●	Any person proposed as a nominee for election as a director,

●	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of Common Stock,

●	Any of our promoters, and

Any relative or spouse of any of the foregoing persons who has the same house as such person.

Certain Relationships and Related Transactions

Since January 1, 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds the lesser of (1) $120,000 and (2) one percent of the average of our total assets at year-end for the last two completed fiscal years, in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest, other than the compensation transactions described under “Management Compensation” and the transactions described below.

Consulting Agreements – Members of Board of Directors

During the year ended December 31, 2015, we entered into consulting agreements with two of the directors then serving on the Board, Dr. Jeffrey S. O’Driscoll and Tim Treu. Under the agreements, Dr. O’Driscoll agreed to provide medical advisory services and Mr. Treu agreed to provide marketing services. The consulting agreements may be terminated by either the Company or by the consultant at any time and for any reason. During the year ended December 31, 2016, Mr. Treu’s agreement was terminated after he was paid $48,000 and Mr. O’Driscoll was paid $113,000 under his consulting agreement, for a total of $161,000 for the year ended December 31, 2016.

Effective February 1, 2017, we entered into a consulting agreement with Dr. Robin Smith, who is one of our directors. Under the agreement, Dr. Smith has agreed to provide advisory services related to our clinical assets, capital markets, public company related issues and other matters as agreed to by the parties. The agreement has a term of nine months, and Dr. Smith is to receive compensation of $120,000, a grant of 30,000 shares of common stock and an option to purchase 70,000 shares of common stock.

Related-Party Note Payable

During the year ended December 31, 2016, we issued notes to Todd Morgan, our Chairman of the Board, for $210,000. Also during the year ended December 31, 2016, $105,000 of those notes were paid back along with interest and fees of $3,089. During 2017, the remaining $105,000 of principal was repaid along with interest and fees of $5,000. $55,000 of this principal and related interest was settled in common stock and $50,000 was settled in cash.

On December 18, 2015, we entered into a Patent Assignment Agreement for the acquisition of certain patent application rights. Prior to the execution of the Patent Assignment Agreement, Robert W. Raybould, a member of our Board, advanced $50,000 on our behalf to the seller under the Patent Assignment Agreement. The terms of the advance were not initially established such as the interest rate, the security, or the conversion terms. Later in December 2015, we repaid $25,000 of the advance and the remaining $25,000 was repaid in January 2016. There was no interest paid on the advance during the period that the advance was outstanding.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists, as of September 1, 2017, the number of shares of Common Stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each named executive officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using beneficial ownership concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 30,892,512 shares of our Common Stock issued and outstanding as of August 31, 2017. Unless otherwise indicated, the address of each person listed is care of ProLung, Inc., 757 East South Temple, Suite 150, Salt Lake City, Utah 84102.

Name of Officer or Director	Title of Class	Amount and Nature of Beneficial Ownership(1) (2)		Percent of Class
Steven C. Eror, President and Chief Executive Officer and Director	Common	1,469,006	(3)	4.8%
Michael Garff, Chief Operating Officer	Common	475,000		1.5%
Robert W. Raybould, Director	Common	1,775,515	(4)	5.8%
Todd Morgan, Director	Common	1,422,500	(5)	4.6%
Robin L. Smith MD, Director	Common	127,500	(6)	*
John C. Ruckdeschel, Director	Common	97,500	(7)	*
J. Scott Nixon, Director	Common	30,000	(8)	*
All Officers and Directors as a Group (nine persons)	Common	5,389,021	(9)	17.6%

*Represents less than 1% of the outstanding shares.

(1)	The number of shares included on this table includes those shares owned by the beneficial owner’s spouse, and entity or trust controlled by the beneficial owner, or owned by another person in the owner’s household.

(2)	Beneficial Ownership for each officer or director is calculated as if that all options, warrants or other rights to acquire Common Stock exercisable within 60 days held by that officer or director have been exercised (but that no other person has been exercised any such rights).

(3)	Includes 25,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table. Does not include an option to purchase up to 1,200,000 shares of Common Stock upon the occurrence of certain events outside of his control.

(4)	Includes 27,500 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

(5)	Includes 55,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

(6)	Includes 97,500 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

(7)	Includes 27,500 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

(8)	Includes 30,000 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

(9)	Includes 262,500 shares of Common Stock subject to options, warrants or other rights to acquire Common Stock that are exercisable as of, or within 60 days of, the date of this table.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of the Company’s Common Stock to file reports concerning their ownership of Common Stock with the SEC and to furnish the Company with copies of such reports. Based on the Company’s review of reports filed by the officers, directors and 10% holders during 2016, the Company believes that the number of late reports, the number of transactions that were not reported on a timely basis, and known failures to file a required Form for each such person are as follows:

Name and Title of Section 16 Filer	Number of Late Reports	Number of Transactions That Were Not Reported on a Timely Basis
Steven C. Eror Director and President and CEO	1	1

Michael Garff, Chief Operating Officer	1	1

Robert W. Raybould, Director	1	1

Todd Morgan, Director	1	1

Richard McKeown, Former Director

Jeffrey S. O’Driscoll, Former Director	1	1

John C. Ruckdeschel, Director	1	1

J. Scott Nixon, Director	1	1

A Form 5 has not been filed by or on behalf of any officer, director or persons who own more than 10% of the Company’s Common Stock for fiscal year 2016. We are unaware of anyone that was required to file a Form 5.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee has recommended and approved the appointment of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2017. The Company is seeking stockholder ratification of such action.

It is expected that representatives of MaloneBailey will not attend the Meeting or be available to make a statement if they desire to do so or respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the fees of MaloneBailey, our independent auditors, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services.

	2016	2015
Audit Fees	$40,000	$40,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$40,000	$40,000

Audit Fees. Audit Fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Report on Forms 10-K, reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q and related matters.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.”

Tax Fees. Tax Fees consist of fees billed for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees. All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above.

Our Board has determined that all non-audit services provided by MaloneBailey were compatible with maintaining that firm’s audit independence.

The Audit Committee has established pre-approval policies and procedures requiring that the Audit Committee approve in advance any engagement of the independent auditors to render audit or non-audit services. As a result, all engagements during 2016 and 2015 of the independent auditors to render audit or non-audit services were approved by the Audit Committee.

The Board recommends that stockholders
vote FOR the ratification of appointment of
MaloneBailey, LLP as the Company’s Independent Registered Public Accounting Firm
(Independent Auditors) for the year ending December 31, 2017.

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OTHER MATTERS

Stockholder Proposals for the 2018 Annual Meeting of Stockholders

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy material in connection with the Company’s 2018 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the President and Chief Executive Officer of the Company on or before the earlier to occur of the mailing of the proxy statement for the 2018 annual meeting and May 25, 2018 (as such date may be updated by a disclosure in the Form 10-Q the Company).

Nominations of persons for election as directors of the Company must be made consistent with the provisions of the Company’s Bylaws, including the requirement that the shareholder must provide timely notice of the nomination in proper written form to the Secretary of the Company.

Pursuant to rules adopted by the SEC, if a stockholder intends to propose any matter for a vote at the annual meeting of the stockholders to be held in 2018, but fails to notify the Company of such intention prior to the earlier to occur of the mailing of the proxy statement for the 2018 annual meeting and August 8, 2018 (as such date may be updated by a disclosure in the Form 10-Q the Company), then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Delivery of Documents to Stockholders Sharing an Address

In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders’ banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company’s 2016 Annual Report to Stockholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company’s 2016 Annual Report to Stockholders to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of this Proxy Statement and the Company’s 2016 Annual Report to Stockholders should submit a request in writing to Steven C. Eror, President and Chief Executive Officer of the Company, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Additional Matters Presented at 2017 Meeting

The Company’s management does not know of any other matter to be presented for action at the Meeting. However, if any other matters should be properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Notice of Approval by Majority Written Consent

As of July 14, 2017, the Company accepted the majority written consent of stockholders (the “Consent”) solicited pursuant to a consent solicitation statement on Form 14A filed with the Securities and Exchange Commission on June 6, 2017. Pursuant to the Consent, the following were approved:

●	Stockholders approved the ProLung Inc. Stock Incentive Plan;
●	Stockholders granted our Board of Directors the discretionary authority to amend our Certificate of Incorporation at any time on or before March 31, 2018 to affect a reverse stock split of no fewer than two nor more than 20 shares outstanding shares of Common Stock into one share of post-split Common Stock;
●	Stockholders approved approve an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 shares to 120,000,000 shares; and
●	Stockholders approved amendments to our Certificate of Incorporation and Bylaws to allow for the classification of the Board, also known as a “staggered board”.

20

Additional Information

A copy of this Proxy Statement has been filed with the SEC. You may read and copy this Proxy Statement at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this Proxy Statement by mail from the Public Reference Section of the SEC at prescribed rates. To obtain information on the operation of the Public Reference Room, you can call the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, including ProLung, Inc., that file electronically with the SEC. The address of the SEC’s Internet website is http://www.sec.gov.

Upon written or oral request, the Company will provide, without charge, to each person to whom a copy of this Proxy Statement has been delivered a copy of the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2016 (other than certain exhibits to such documents not specifically incorporated by reference). Requests for such copies should be directed to:

ProLung, Inc.

Attn: Steven C. Eror, President and Chief Executive Officer

757 East South Temple, Suite 150

Salt Lake City, Utah 84012.

(801) 736-0729

*     *     *     *     *     *     *     *     *

The contents and sending of this Proxy Statement have been approved by the directors of the Company.

Dated as of the 21st day of September, 2017.

PROLUNG, inc.

/s/ Steven C. Eror
Steven C. Eror, President and Chief Executive Officer

21

PROXY

ProLung, Inc.

Annual Meeting of Stockholders

on November 3, 2017

The undersigned stockholder of ProLung, Inc. (the “Company”) hereby nominates, constitutes and appoints Steven C. Eror, President and Chief Executive Officer, and Mark V. Anderson, Chief Financial Officer, or instead of either of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the Annual meeting of stockholders of the Company (the “Meeting”) to be held on the 3rd day of November, 2017 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below. This Proxy is solicited by the Board.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy material to stockholders and in such manner as such nominee in his judgment may determine.

A stockholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received not later than 24 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the Chairman of the Board on the day of the Meeting or adjournment thereof.

The nominees are directed to vote the shares represented by this proxy as follows:

(1)       ELECTION OF DIRECTORS, each to serve until the 2020 annual meeting of stockholders of the Company or until their respective successor shall have been duly elected, unless earlier terminated in accordance with the bylaws of the Company (Proposal 1 in the Notice of Meeting):

[ ]	FOR all nominees listed below (except as marked to the contrary).

[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee vote FOR all nominees but strike a line through the nominee’s name in the list below.)

Robert W. Raybould	Todd Morgan

[Please complete the Proxy on the back]

(2)       PROPOSAL TO RATIFY THE APPOINTMENT OF MALONEBAILEY, LLP to serve as the Company’s independent registered public accounting firm (independent auditors) for the year ending December 31, 2017 (Proposal 2 in the Notice of Meeting):

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

(3)       At the nominee’s discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Company did not have notice as of the date 45 days before the date on which the Company first mailed proxy materials to stockholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE MEETING AND, WHERE A STOCKHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF ALL OF THE NOMINEES OF THE BOARD FOR DIRECTOR, IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF THE AUDITORS, AND TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, ALL OF WHICH ARE SET FORTH IN THE PROXY STATEMENT ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________, 2017.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1)	This proxy must be signed by the stockholder or the stockholder’s attorney duly authorized in writing, or if the stockholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2)	A person appointed as nominee to represent a stockholder need not be a stockholder of the Company.

3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Company.

4)	Each stockholder who is unable to attend the Meeting is respectfully requested to mark, date and sign this proxy card and return it in the postage-paid envelope we have provided or return it to: Steven C. Eror, 757 East South Temple, Suite 150, Salt Lake City, Utah 84012.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on November 3, 2017. The Company’s Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2016 are available on the Internet at www.viewproxy.com/ProLung/2017.